Exhibit 99.1
Roth Capital Partners, Inc. Tuesday, February 21, 2006

Forward-Looking Statements This presentation may contain "forward-looking" statements, which are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, and include words such as "anticipates," "expects," "intends," "plans," "believes," "may," "will" or similar expressions that are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Such statements are not guarantees of future performance and are subject to substantial risks, uncertainties and assumptions that are difficult to predict. Therefore, ARTISTdirect's actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. For a further description of various risks, factors and uncertainties with respect to ARTISTdirect's business, its industry, its plans and its financial results, please refer to our filings with the Securities and Exchange Commission, which can be viewed without charge on the Internet at www.sec.gov.

The Company ARTISTdirect, Inc. (OTCBB: ARTD) is a public digital media company that offers the world's largest brands a uniquely powerful platform to protect and promote their content on the Internet. ARTISTdirect has two operating divisions: ARTISTdirect Internet Group MediaDefender

ARTISTdirect: Strong EBITDA and Growing ARTISTdirect/MediaDefender (pro forma combined/amounts in thousands): Comparing the first three quarters of 2004 to the first three quarters of 2005: a substantial top and bottom line growth trajectory

Experienced Management Team Jon Diamond: CEO (Q3 2003 to Present) Co-Founder, GRP Records (sold to MCA) Founder, N2K (merged with CDNOW) Chairman, CDNOW (sold to Bertelsman) Robert Weingarten: CFO (Q1 2004 to Present) Founder and President, Resource One Group, a financial consulting and advisory firm providing financial and CFO services to public companies for IPOs, restructurings, reorganizations, recapitalizations, financings, mergers and acquisitions, SEC compliance Transactions include: CFO, Youbet.com during preparation for $40 million secondary offering (1998) Led IPO initiative, San Diego-based Fotoball USA (sold to K2 in 2004) President/CFO, Aries Ventures, merged with San Diego-based Cardium Therapeutics (2005) Randy Saaf: CEO, Octavio Herrera: President, MediaDefender Subsidiary Raytheon Corporation, Electronic Warfare Founders, MediaDefender

The ARTISTdirect Internet Group Fourth largest music network on the global Internet, trailing only Yahoo, AOL and MSN Growing Rapidly: 12M Uniques/month Profitable (30% net operating margins) and growing *According to Media Metrix Mission: "The ultimate music destination on the Internet"

MediaDefender: The Industry Choice Mission: "The peer-to-peer platform of the global media industry" Positioned for Growth: Uniquely offers comprehensive protection services on all major P2P networks High Barriers to Entry: Complex development cycle for new networks Proprietary, scalable technology Umbrella patent filed Massive P2P counter-measure infrastructure (1,900 servers unified)

MediaDefender: The Industry Choice MediaDefender pioneered the field, and has a 90% market share:

MediaDefender Strategy Expanding Revenue Base: Increasing content under management per customer Increasing number of customers Expanding sectors covered, i.e., computer software, video games, television content Delivering New Products: Legal enforcement services Business intelligence reports: unique knowledge of every "search" result on P2P networks, resulting in massive data mining capability P2P Marketing and Commerce Services: uniquely delivering the power of global P2P networks to the corporate advertiser community

An Exploding Market Opportunity Broadband Market Penetration - U.S. Home Users Extrapolated by Web Site Optimization, LLC from Neilsen//Net Ratings data) As Broadband access spreads, Internet content consumption grows exponentially and ARTISTdirect platforms grow in demand. 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Oct-99 Oct-00 Oct-01 Oct-02 Oct-03 Oct-04 Oct-05 Oct-06 Projected Actual

The Virtuous Cycle


MEDIADEFENDER
Advertisers/Campaigns/Media
Consumers
ARTISTDIRECT

-> ARTISTdirect drives advertising campaigns and content to MediaDefender's P2P platform.

-> MediaDefender drives ARTISTdirect materials into a massive population of consumers worldwide, and drives traffic from these consumers back to the ARTISTdirect Network.

-> The traffic attracted to the ARTISTdirect Network allows it to attract premium advertisers and media partners.

ARTISTdirect

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The Result: A Recurring Revenue Engine Video with advertising pre-roll Contests with user registration E-Commerce Multiple page views 1. Users download content, i.e., Eminem fans 2. Receives perceived value, i.e., exclusive content from ARTISTdirect 3. Generates targeted messages and... 4. Generates substantial revenues and encourages peer redistribution... repeat repeat repeat

Financials

Financials

Financials

Conclusion: The End of the Beginning... The Beginning of a New Era for ARTISTdirect The year ahead: ARTISTdirect Network: Continued growth of the network Continued growth in advertising revenues MediaDefender: Continued growth in core business (music, film) Expansion into television, video games, and software Establish the data mining opportunity Rapidly leverage unique position as the world's largest P2P marketing conduit In 2006, ARTISTdirect will optimize its unique position in the market to maximize the synergy between its internet and P2P platforms.